Goodwill Impairment	12 Months Ended
Dec. 31, 2023
Goodwill Impairment [Abstract]
GOODWILL IMPAIRMENT

NOTE 5 - GOODWILL IMPAIRMENT

The Company’s goodwill relates entirely to the acquisition of LogicMark, LLC in 2016, the former subsidiary that was merged with and into the Company. As of December 31, 2023, the Company completed an impairment test of goodwill. The fair value was determined by using a market-based approach (weighted 70%), an income approach (weighted 20%) and adjusted book value method (weighted 10%), as this combination was deemed to be the most indicative of the Company’s fair value. The Company also included the current market value of the Company’s equity in the overall analysis. Under the market-based approach, the Company utilized information regarding the Company, the Company’s industry as well as publicly available industry information to determine earnings multiples and sales multiples that are used to value the Company. Under the income approach, the Company determined fair value based on estimated future cash flows of the Company, discounted by an estimated weighted-average cost of capital, which reflects the overall level of inherent risk and the rate of return an outside investor would expect to earn, which are unobservable Level 3 inputs. The discounted estimates of future cash flows include significant management assumptions such as revenue growth rates, operating margins, weighted average cost of capital, and future economic and market conditions. The Company further compared the estimated fair value to the Company’s market capitalization. As of December 31, 2023, the Company concluded that the carrying value of its goodwill was partially impaired and recorded an impairment charge of $7.8 million.

As of December 31, 2022, the Company determined that there were no indicators present to suggest that it was more likely than not that the fair value of goodwill was less than the carrying amount.